FOURTH AMENDMENT TO
                         CONNECTICUT NATURAL GAS CORPORATION
                              DEFERRED COMPENSATION PLAN



               THIS AMENDMENT made this 25th day of March, 1997 by

          CONNECTICUT NATURAL GAS CORPORATION (the "Company") for the pur-

          pose of amending its Deferred Compensation Plan,

                                W I T N E S S E T H :

               WHEREAS, by Agreement dated December 29, 1992, the Company adopted an Amended and Restated Deferred Compensation Plan (the

          "Plan"); and

               WHEREAS, the Plan has previously been amended three times;

          and

               WHEREAS, the Company now wishes to amend the Plan in certain additional respects;

               NOW, THEREFORE, the Company amends the Plan as follows:

               1.   Section 2.3A relating to "Change of Control," as set

          forth in the Third Amendment, is amended by the addition of the words "or any related corporation" after the words "of the Com-

          pany" set forth in the parenthetical phrase in subsection

          (iii)(2) thereof; and by the addition of the following two sentences at the end thereof:

               "As used in this Section 2.3A, the term 'Company' shall mean CTG Resources, Inc. It is intended that, follow-ing the Agreement and Plan of Exchange referenced in part 5 of this Fourth Amendment, 'Change of Control' shall be determined with reference to CTG Resources, Inc."

               2.   Sections 4.4(c) (as set forth in the First Amendment),

          5.2 and 5.3 (as amended by the Third Amendment) shall be amended





          by the deletion of the terms "Company stock" and "CNG common stock" and substitution of the term "CTG common stock" in lieu thereof.

               3.   Section 5.4 shall be amended by the deletion of the

          term "Connecticut Natural Gas Corporation Dividend Reinvestment

          Plan" and the substitution of the term "CTG Resources, Inc.

          Dividend Reinvestment Plan" in lieu thereof.

               4.   Section 5.5 (as added by the Third Amendment) shall be

          amended by the deletion of the term "Stock of the Company" and substitution of the term "Stock of CTG Resources, Inc." in lieu thereof.

               5.   This amendment shall be effective upon (or, in the case

          of part 1 of this Amendment, following) the effective date of the

          Agreement and Plan of Exchange, pursuant to which the outstanding shares of CNG common stock will be exchanged for shares of the common stock of CTG Resources, Inc. ("CTG Common Stock").

          Nevertheless, Connecticut Natural Gas Corporation shall continue to be the Company sponsoring and maintaining the Plan.

               6.   Except as hereinabove modified and amended, the

          Deferred Compensation Plan, as amended, shall remain in full force and effect.

               IN WITNESS WHEREOF, the Company hereby executes this Fourth

          Amendment this 30th day of April, 1997.

          Witness:                        CONNECTICUT NATURAL GAS CORPORATION


          S/ R. L. Babcock                    S/ James P. Bolduc
          ___________________________     By ________________________________
                                             Its

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